UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2026

Andalusian Credit Company, LLC

(Exact name of Registrant as Specified in Its Charter)

delaware	814-01670	92-2145091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street Suite 1700 New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 989-4070

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Item 8.01	Other Events

On March 23, 2026, Andalusian Credit Company, LLC (the “Company”) entered into an Amended and Restated Limited Liability Company Agreement (the “LLC Agreement”) of Andalusian Credit Rated JV I LLC (the “Joint Venture”), a newly-formed Delaware limited liability company, together with certain affiliates of Carlyle Global Credit Investment Management, LLC (collectively, “Carlyle”) as members. The Joint Venture is expected to invest primarily in middle market loan assets and other cash-flow producing private credit assets, including through participations and other interests therein.

The Company and Carlyle have committed to invest up to an aggregate of $60,000,000 in equity interests in the Joint Venture, with the Company committing to invest up to $52,500,000 in Class B Interests and Carlyle committing to invest up to an aggregate of $7,500,000 in Class A Interests. The Company made its initial capital contribution in kind through the contribution of an initial portfolio of loans. Distributable proceeds shall be made, pursuant to the terms of the LLC Agreement, to holders of the Class A Interests prior to distributions to the holders of the Class B Interests. The Company’s ownership of the Joint Venture is capped at 87.5% of outstanding interests.

The business and affairs of the Joint Venture are managed by a board of managers (the “Board”), which consists of four managers, with Carlyle and the Company each designating two managers. All portfolio and other material decisions regarding the Joint Venture, including any initial or follow-on investments, sales or dispositions of investments, material modifications to investment terms, tax settlements, and incurrence or prepayment of any indebtedness, require approval by the Board (including at least one designee of each of Carlyle and the Company). Andalusian Credit Partners, LLC was engaged by the Joint Venture to provide certain administrative services to the Joint Venture.

The Joint Venture, in connection with the closing, issued four classes of delayed draw notes rated by Morningstar DBRS to Carlyle pursuant to an indenture and security agreement in the following principal amounts: Class A notes with an initial commitment amount of $115,000,000.00, Class B notes with an initial commitment amount of $8,000,000.00, Class C Notes with an initial commitment amount of $12,000,000.00, and Class D Notes with an initial commitment amount of $5,000,000.00.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Andalusian Credit Company, LLC

Date: March 26, 2026	By:	/s/ Moses Awe
		Name:	Moses Awe
		Title:	Chief Financial Officer